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                                                                    EXHIBIT 13.1

                            Certification Pursuant to

                             18 U.S.C. Section 1350

      As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002


     In connection with the Annual Report on Form 20-F of Ciba Specialty Chemicals Holding Inc., a corporation organized under the laws of Switzerland (the "Company") for the period ending December 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned officers of the Company certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

     1.)    the Report fully complies with the requirements of Section 13(a) or
15(d) of the Securities Exchange Act of 1934; and

     2.)    the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 1, 2005

                                        /s/ Armin Meyer
                                        -------------------------------
                                        Armin Meyer
                                        Chairman of the Board and
                                        Chief Executive Officer


Date: February 1, 2005

                                        /s/ Michael Jacobi
                                        -------------------------------
                                        Michael Jacobi
                                        Chief Financial Officer